EXHIBIT 10.1

EXECUTION COPY

PHOTOWORKS, INC.

AND

THE PURCHASERS NAMED HEREIN

____________________________________________________________

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

____________________________________________________________

OCTOBER 5, 2006

PHOTOWORKS, INC.

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This Common Stock and Warrant Purchase Agreement (this “Agreement”) is made as of October 5, 2006 by and between PHOTOWORKS, INC., a Washington corporation with its principal office at 71 Columbia Street, Suite 200, Seattle, Washington 98104 (the “Company”), those purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time (each a “Purchaser”, and collectively, the “Purchasers”), and the investors (the “August 2006 Bridge Investors”) under that certain Investor Rights Agreement dated August 22, 2006 among the Company and the investors set forth therein (the “August 2006 Investor Rights Agreement”).

RECITALS

A.           The Company has authorized the sale and issuance of up to 11,500,000 shares (the “Shares”) of the common stock of the Company, $.01 par value per share (the “Common Stock”), and warrants to purchase 2,875,000 shares of Common Stock to certain investors in a private placement (the “Offering”).

B.            Pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, the Company desires to sell to the Purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time, and such Purchasers, severally and not jointly, desire to purchase from the Company that aggregate number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A (which aggregate amount for all Purchasers together shall be 8,860,714 shares of Common Stock), and warrants to purchase 2,215,179 shares of Common Stock on the terms and subject to the conditions set forth in this Agreement.

C.            The parties to the August 2006 Investor Rights Agreement wish to amend that agreement to delete the registration rights provided to investors that are not affiliates of the Company in that agreement and to provide the investors under the August 2006 Investor Rights Agreement that are not affiliates of the Company with the registration rights contained in Section 6.

TERMS AND CONDITIONS

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	Purchase of the Securities.

1.1         Agreement to Sell and Purchase. At the Closing (as hereinafter defined), the Company shall issue and sell to each of the Purchasers, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Shares and warrants to purchase Common Stock of the Company (the “Warrants” and together with the Shares, the “Securities”) set forth opposite such Purchaser’s name on Exhibit A for the aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A (the “Purchase Price”). The Warrants shall be in the form set forth hereto as Exhibit B.

1.2         Placement Agent Fee. The Purchasers acknowledge that the Company intends to pay to Craig-Hallum Capital Group LLC, in its capacity as the placement agent for the Offering (the “Placement Agent”), a fee in respect of the sale of Securities to any Purchaser. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions, or other payments owing by the Company to the Placement Agent or any other persons from or acting on behalf of the Company hereunder.

1.3         Closing; Closing Date. The completion of the sale and purchase of the Securities (the “Closing”) shall be held at 9:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 4 (the “Closing Date”), at the offices of Heller Ehrman LLP, 701 Fifth

Avenue, Suite 6100, Seattle, WA 98104-7098 or at such other time and place as the Company and Purchasers may agree.

1.4         Delivery of the Shares. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a stock certificate or certificates and Warrant or Warrants, in such denominations and registered in such names as such Purchasers may designate by notice to the Company, representing the Securities, dated as of the Closing Date (each a “Certificate”), against payment of the purchase price therefor by cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchasers and the Company.

2.            Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser:

2.1         Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the Closing, the Company will have the requisite corporate power to issue and sell the Securities and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”). This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Purchasers, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

2.2         No Conflict with Other Instruments. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement, the issuance of the Warrant Shares upon exercise of the Warrants and the consummation of the actions contemplated by this Agreement (which for all purposes herein shall include exercise of the Warrants) will not (A) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company’s or its subsidiaries’ Articles of Incorporation or Bylaws as in effect on the date hereof or at the Closing; (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company or its subsidiaries are a party or by which they are bound; (iii) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company or any subsidiary is a party or by which they or their respective properties are bound; or (iv) any statute, rule, law or governmental regulation applicable to the Company; or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any subsidiary or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any subsidiary are a party or by which they are bound or to which any of the property or assets of the Company or any subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of this Agreement by the Company and the valid issuance or sale of the Securities by the Company pursuant to this Agreement, other than such as have been made or obtained and that remain in full force and effect, and except for the filing of a Form D or any filings required to be made under state securities laws.

2.3         Articles of Incorporation; Bylaws. The Company has made available to the Purchasers true, correct and complete copies of the Articles of Incorporation and Bylaws of the Company, as in effect on the date hereof.

2.4         Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Washington and has all requisite corporate power and authority to carry on its business as now conducted. The Company and each of its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its or its subsidiaries’ business, financial condition, properties, operations, prospects or assets or its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

2.5         SEC Filings. The consolidated financial statements contained in each report, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) since September 28, 2002 (the “Company SEC Documents”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; (iii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations cash flows and the changes in shareholders’ equity of the Company and its subsidiaries for the periods covered thereby. Except as set forth in the financial statements included in the Company SEC Documents, neither the Company nor its subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to June 30, 2006, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to June 30, 2006, are not, in the aggregate, material to the financial condition or operating results of the Company and its subsidiaries, taken as a whole.

2.6         Capitalization. The authorized capital stock of the Company consists of (i) 101,250,000 shares of Common Stock, of which (A) 19,794,672 shares were issued and outstanding as of the date of this Agreement, and (B) 3,217,182 shares of Common Stock were reserved for issuance upon the exercise of outstanding warrants, 5,210,950 shares of Common Stock were reserved for issuance upon the exercise of awards granted under the Company’s Incentive Plans (as hereinafter defined), 2,893,500 of which are outstanding as of the date hereof; and (ii) 2,000,000 shares of preferred stock, (A) 105,000 of which, as of the date of this Agreement, have been designated Series RP Preferred Stock, none of which are outstanding and none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities, (B) 15,000 of which, as of the date of this Agreement, have been designated as Series A Preferred Stock, none of which are outstanding and none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities, and (C) 36,830 of which, as of the date of this Agreement, have been designated as Series B Preferred Stock, none of which are outstanding and none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. All issued and outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued and sold in compliance with the registration requirements of federal and state securities laws or the applicable statutes of limitation have expired, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth herein or the Company SEC Documents, there are no (i) outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any subsidiary is a party and relating to the issuance or sale of any capital stock or convertible or exchangeable security of the Company or any subsidiary; or (ii) obligations of the Company to purchase redeem or otherwise acquire any of its outstanding capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as disclosed in the Company SEC Documents, there are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities or the Warrant Shares. “Incentive Plans” means collectively the Incentive Stock Option Plan as amended and restated as of April 1, 1996, the 1987 Stock Option Plan, as amended and restated as of April 1, 1996, the 1993 Employee Stock Purchase Plan, as amended and restated as of May 31, 1995, the 1999 Employee Stock Option Plan dated October 20, 1999, the 1999 Stock Incentive Compensation Plan, approved by the Company’s board of directors on November 23, 1999 and as later amended, the Nonqualified Stock Option Agreement between the Company and Philippe Sanchez dated October 17, 2003 and the 2005 Equity Incentive Plan.

2.7	Subsidiaries. Except as set forth in the Company SEC Documents and for

FOBAZ Foto Bazaar, the Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity (each a “subsidiary”). Each subsidiary is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. Except for FOBAZ Foto Bazaar in which the Company has a 30% interest, all of the outstanding capital stock or other securities of each subsidiary is owned by the Company, directly or indirectly, free and clear of any liens, claims, or encumbrances.

2.8         Valid Issuance of Securities. The Securities and the Warrant Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof or the Warrants, as the case may be, will be duly and validly authorized and issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof; provided, however, that the Securities and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein. The issuance, sale and delivery of the Securities and the Warrant Shares in accordance with the terms hereof or the Warrant, as the case may be, will not be subject to preemptive rights of shareholders of the Company. The Warrant Shares have been duly reserved for issuance upon exercise of the Warrant.

2.9         Offering. Assuming the accuracy of the representations of the Purchasers in Section 3.3 of this Agreement on the date hereof, on the Closing Date and solely as this Section 2.9 relates to the issue and sale of the Warrant Shares on the date(s) of exercise of the Warrant, the offer, issue and sale of the Securities and issuance of the Warrant Shares upon exercise of the Warrant (assuming no change in applicable law prior to the date the Warrant Shares are issued), are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchasers or the issuance of the Warrant Shares upon exercise of the Warrants. Other than the Company SEC Documents, the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities or Warrant Shares. The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities or the issuance of the Warrant Shares upon exercise of the Warrants, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

2.10      Litigation. Except as set forth in the Company SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that (a) if adversely determined would reasonably be expected to adversely effect the business, condition, prospects, capitalization, assets, liabilities, operations or financial performance of the Company or its subsidiaries or (b) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into such Agreement and perform its obligations hereunder. Neither the Company nor any subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

2.11      Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

2.12      No Brokers. Except for any fees payable to the Placement Agent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

2.13        Compliance. The Company is not in violation of its Articles of Incorporation or Bylaws. Neither the Company nor the subsidiaries have been advised or have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect. Each of the Company and the subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and they subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect.

2.14        No Material Changes. Except as disclosed in the Company SEC Documents, since June 30, 2006, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. Since June 30, 2006, the Company has not declared or paid any dividend or distribution or its capital stock.

2.15        Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the Company SEC Documents that are material to the Company or any of its subsidiaries and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’ knowledge, any other party to such contracts is in breach of or default under any of such contracts. The Company has no contracts or agreements that would constitute a material contract as such term is defined in Item 601(b) of Regulation S-K, except for such contracts or agreements that are filed as exhibits to or described in the Company SEC Documents.

2.16	Intellectual Property.

(a)          The Company has ownership or license or legal right to use all patent, copyright, trade secret, know-how trademark, trade name customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively “Intellectual Property”). All of such patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

(b)          The Company believes it has taken all reasonable steps required in accordance with sound business practice and business judgment to establish and preserve its and its subsidiaries ownership of all material Intellectual Property with respect to their products and technology.

(c)           To the knowledge of the Company, the present business, activities and products of the Company and its subsidiaries do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect. No proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed.

(d)          No proceedings have been instituted or pending or, to the knowledge of the Company, threatened, which challenge the rights of the Company to the use of the Intellectual Property. The Company has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted. Neither the Company nor any subsidiary is making unauthorized use of any confidential information or trade secrets of any person. The activities of any of the employees on behalf of the Company or of any subsidiary do not violate any agreements or arrangements between such employees and third parties are related to confidential information or trade secrets of third parties or that restrict any such employee’s engagement in business activity of any nature.

(e)           All licenses or other agreements under which (i) the Company or any subsidiary employs rights in Intellectual Property, or (ii) the Company or any subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any subsidiary are in full force and effect, and there is no default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such subsidiary) by the Company or any subsidiary with respect thereto.

2.17        Exchange Compliance. The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not listed on a securities exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act. The issuance of the Securities and the Warrant Shares does not require shareholder approval.

2.18      Form SB-2 or Form S-3 Eligibility. The Company is eligible to register the Shares and the Warrant Shares for resale by the Purchasers using Form SB-2 or Form S-3 promulgated under the Securities Act.

2.19        Accountants. Williams & Webster P.S., who expressed their opinion with respect to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended September 24, 2005, to be incorporated by reference into the Registration Statements (as hereinafter defined) and the prospectuses that form a part thereof (collectively, the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder. The Company covenants to file its Form 10-K containing audited consolidated financial statements for the year ended September 30, 2006 within the time period required by applicable securities laws and further represents and warrants that it has no reason to believe that the auditors will not be able to express an unqualified opinion with respect to such financial statements, assuming the Closing occurs as contemplated herein.

2.20        Taxes. The Company has filed all necessary federal, state, local and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it by any taxing jurisdiction.

2.21        Insurance. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

2.22        Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Securities hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

2.23        Investment Company. The Company (including its subsidiaries) is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

2.24        Related Party Transactions. To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates (including, without limitation, any of its subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act other than those transactions that have already been so disclosed.

2.25        Books and Records. The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company and its subsidiaries.

2.26	Disclosure Controls and Internal Controls.

(a)          The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to their Company’s principal executive officer and its principal financial officer by others within those entities particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company’s most recent annual or quarterly report filed with the SEC.

(b)          The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. The Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or any of its subsidiary’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or any of its subsidiary’s internal controls.

(c)           Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s or any of its subsidiary’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(d)          Except as described in the Company SEC Documents, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K), or any other relationships with unconsolidated entities (in which the Company or its control persons have an equity interest) that may have a material current or future effect on the Company’s or any of its/subsidiary’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(e)          To the knowledge of the Company, neither the board of directors nor the audit committee has been informed, nor is any director of the Company aware, of (1) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s or any subsidiary’s ability to record, process, summarize and report financial data or any material weakness in the Company’s or any subsidiary’s internal controls; or (2) any fraud, whether or not material, that involves management or other employees of the Company or any of its subsidiaries who have a significant role in the Company’s or any subsidiary’s internal controls.

2.27      No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

2.28      Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

2.29      Foreign Corrupt Practices. Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.30      Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

2.31      Employee Relations. The Company is not a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

2.32      Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

2.33        No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities. The Company confirms that, to its knowledge, with the exception of the proposed sale of Securities as contemplated herein (as to which the Company makes not representation), neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the exhibits to this Agreement, furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.            Representations and Warranties of the Purchasers. Each Purchaser severally, and not jointly, hereby represents and warrants to the Company as follows:

3.1         Legal Power. Such Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. All action on such Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

3.2         Due Execution. This Agreement has been duly authorized, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

3.3         Investment Representations. In connection with the sale and issuance of the Securities and Warrant Shares, each Purchaser, for itself and for no other Purchaser, makes the following representations:

(a)         Investment for Own Account. Such Purchaser is acquiring the Securities and the Warrant Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

(b)         Transfer Restrictions; Legends. Such Purchaser understands that (i) the Securities and Warrant Shares have not been registered under the Securities Act; (ii) the Securities and Warrant Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Securities and Warrant Shares must be held by such Purchaser indefinitely, and that Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Securities and Warrant Shares will be endorsed with the following legend until the date the Shares, the Warrants or the Warrant Shares, as the case may be, are eligible for sale under Rule 144(k) under the Securities Act:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.. [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] [THESE

SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(iv) the Company will instruct any transfer agent not to register the transfer of the Securities or Warrant Shares (or any portion thereof) until the applicable date specified in the foregoing clause (iii) unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Company.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer shall not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in this Section): (i) following a sale of such Securities pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) while such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing Shares or Warrant Shares, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Shares and Warrant Shares if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Shares or Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3.2(b) is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(c)         Financial Sophistication; Due Diligence. Such Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. Such Purchaser has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents. Further, such Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as such Purchaser considers necessary in order to form an investment decision.

(d)         Accredited Investor Status. Such Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

(e)         Residency. Such Purchaser is organized under the laws of the state set forth opposite such Purchaser’s name on the attached Exhibit A, and its principal place of operations is in the state set forth opposite such Purchaser’s name on the attached Exhibit A.

(f)          General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement. Prior to the time that the Purchaser was first contacted by the Company or the Placement Agent such Purchaser had a pre-existing and substantial relationship with the Company or the Placement Agent.

3.4          No Investment, Tax or Legal Advice. Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

3.5          Additional Acknowledgement. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person. Each Purchaser acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Securities by the Company, that the information and data provided to the Purchaser in connection with the transaction contemplated hereby has not been subjected to independent verification by the Placement Agent, and that the Placement Agent has made no representation or warrant whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material. Each Purchaser acknowledges that it has not taken any actions that would deem the Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

3.6          Limited Ownership. The purchase of the Securities issuable to each Purchaser at the Closing will not result in such Purchaser (individually or together with any other person or entity with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred. Such Purchaser does not presently intend to, along or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other persons or entities have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.

PRIOR TO THE TERMINATION OF REGISTRATION RIGHTS SET FORTH IN THIS AGREEMENT FOR ALL PURCHASERS HEREUNDER, SUCH PURCHASER WILL NOT, ALONG OR TOGETHER WITH OTHERS, ACQUIRE, OR OBTAIN THE RIGHT TO ACQUIRE, IN EXCESS OF 19.999% OF THE OUTSTANDING SHARES OF COMMON STOCK OR THE VOTING POWER OF THE COMPANY.

4.	Conditions to Closing.

4.1         Conditions to Obligations of Purchasers at Closing. The obligation of each Purchaser to purchase the Securities at the Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by such Purchaser:

(a)         Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 2 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchasers.

(b)         Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to such Purchaser, and counsel to such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have delivered (or caused to have been delivered) to each Purchaser, the certificates required by this Agreement. The Warrant Shares shall have been duly authorized and reserved for issuance upon exercise of the Warrant.

(c)          Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities and Warrant Shares shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Securities or Warrant Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities and Warrant Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)         Execution of Agreements. The Company shall have executed this Agreement and have delivered this Agreement to the Purchasers.

(e)          Secretary’s Certificate. The Company shall have delivered to the Purchasers a certificate of the Secretary of the Company certifying as to the truth and accuracy of the resolutions of the board of directors relating to the transaction contemplated hereby (a copy of which shall be included with such certificate).

(f)          Trading and Listing. Trading and listing of the Company’s common stock on the over-the-counter bulletin board market shall not have been suspended by the SEC.

(g)         NASD Compliance. The Company will comply with all of the requirements of the National Association of Securities Dealers with respect to the issuance of the Securities and the Warrant Shares.

(h)         Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities and issuance of the Warrant Shares upon exercise of the Warrant.

(i)          Material Adverse Change. Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect.

(j)          Opinion. The Company shall have delivered to Purchasers the opinion of Heller Ehrman LLP, counsel to the Company, dated as of the Closing Date in substantially the form attached hereto as Exhibit C.

(k)	Amendment to Existing Registration Rights.

(i)           The Company shall have amended any agreements outstanding on the date hereof that would require the Company to register securities on the Registration Statements, except that the Company may (a) register the Conversion Shares included in the Registrable Securities (as defined under that certain Investor Rights Agreement dated May 30, 2006 among the Company and the investors set forth therein) that are not held by affiliates of the Company (the “May Bridge Registrable Securities”) on the Initial Registration Statement (as hereinafter defined); provided, that in no event will the total securities registered on the Initial Registration Statement be equal to or greater that 50% of the Company’s outstanding Common Stock as reported in the Company’s Form 10-K for its fiscal year ended September 30, 2006 (on an as converted to Common Stock basis), and (b) register the remainder of the May Bridge Registrable Securities on the Remaining Registration Statement (as hereinafter defined). Notwithstanding Section 6, in the event the total securities to be registered on a Registration Statement will be equal to or greater that 50% of the Company’s outstanding Common Stock (on an as converted to Common Stock basis), the securities to be registered on the Registration Statement will be allocated on a pro rata basis among the Purchasers and the holders of the May Bridge Registrable Securities based on the number of Registrable Securities and May Bridge Registrable Securities held by the parties (on an as converted to Common Stock basis).

(ii)          The August 2006 Investor Rights Agreement shall have amended to delete Section 1 in its entirety as it applies to the August 2006 Bridge Investors that are not affiliates of the Company.

4.2          Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Securities at the Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

(a)         Representations and Warranties True. The representations and warranties made by the Purchasers in Section 3 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)         Performance of Obligations. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing. The Purchasers shall have delivered the Purchase Price, by wire transfer, to the account designated by the Company for such purpose.

(c)          Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities and Warrant Shares shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Securities or Warrant Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities and the Warrant Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)         Execution of Agreements. The Purchasers shall have executed this Agreement and delivered this Agreement to the Company.

5.	Additional Covenants.

5.1          Reporting Status. With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares and Warrant Shares to the public without registration, the Company agrees to use its reasonable efforts to file with the SEC, in a timely manner all reports and other documents required of the Company under the Exchange Act. The Company will otherwise take such further action as a Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Shares and Warrant Shares without registration under the Securities Act or any successor rule or regulation adopted by the SEC.

5.2          Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

5.3	Adjustments in Share Numbers and Prices.

(a)         In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement or the Warrants to a number of shares or price per share shall be amended appropriately to account for such event.

(b)         As to each Purchaser, from the Closing Date until the 12 month anniversary of the Closing Date, if the Company or any subsidiary thereof shall issue or agree to issue any (i) Common Stock or (ii) any securities of the Company or the subsidiary that would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time directly or indirectly convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents” and collectively “Additional Shares”), entitling any person or entity to acquire shares of Common Stock at an effective price per share less than $.35, within three Trading Days of the date thereof the Company shall issue to such Purchaser that number of additional shares of Common Stock (the “Anti-Dilution Shares”) equal to (a) the  aggregate Purchase Price paid by such Purchaser at the Closing divided by the New Adjusted Purchase Price, less (b) the Shares previously issued to such Purchaser pursuant to this Agreement. For purposes of this Agreement, New Adjusted Purchase Price = Adjusted Purchase Price x (A + B) ( (A + C). For purposes of the foregoing formula, the following definitions shall apply: (I) Adjusted Purchase Price shall initially mean $.35, subject to adjustment as provided herein; (II) New Adjusted Purchase Price means the Adjusted Purchase Price in effect immediately after such issue of Additional Shares; (III) “A” means the number of shares of Common Stock outstanding and deemed outstanding immediately prior to such issue of Additional Shares (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of options and convertible securities as outstanding immediately prior to such issue); (IV) “B” means the number of shares of Common Stock that would have been issued if such Additional Shares had been issued at a price per share equal to the Adjusted Purchase Price (determined by dividing the aggregate consideration received by the Company in respect of such issue by the Adjusted Purchase Price); and (V) “C” means the number of such Additional Shares issued in such transaction.

The sale of Common Stock Equivalents shall be deemed to have occurred at the time of the issuance of the Common Stock Equivalents and the purchase price covered thereby shall also include the actual exercise or conversion price thereof at the time of the issuance, with further adjustments for changes at conversion or exercise (in addition to the consideration per share of Common Stock underlying the Common Stock Equivalents received by the Company upon such sale or issuance of the Common Stock Equivalents).  If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the board of directors of the Company.  The Company may not refuse to issue a Purchaser additional shares of Common Stock hereunder based on any claim that such Purchaser or any one associated or affiliated with such Purchaser has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining an issuance hereunder shall have been sought and obtained and the Company posts a surety bond for the benefit of such Purchaser in the amount of 150% of the market value of such Shares (based on the closing price of the Common Stock on the exchange or quotation system on which the Common Stock is listed or traded on the date of the event giving rise to the Company’s obligation hereunder), which is subject to the injunction, which bond shall remain in effect until the completion of litigation of the dispute and the proceeds of which shall be payable to the Purchaser to the extent it obtains judgment. Nothing herein shall limit a Purchaser’s right to pursue actual damages for the Company’s failure to deliver shares hereunder and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  On the date of closing of any transaction pursuant to which securities are issued for a purchase price less than the Adjusted Purchase Price then in effect, the Company shall give the Purchasers written notice thereof.  Notwithstanding anything to the contrary herein, this section shall not apply to an Exempt Issuance. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities upon the exercise or conversion of convertible securities, options or warrants issued to a licensed institution or bank lender in connection with debt financing. “Trading Day” means a day on which the Common Stock is traded on a securities market, automated quotation system or stock exchange (including the over-the-counter bulletin board market).

IN THE EVENT OF ANY ADJUSTMENT UNDER THIS SECTION 5.3, THE COMPANY SHALL PROMPTLY AMEND THE REGISTRATION STATEMENTS OR FILE A NEW REGISTRATION STATEMENT PURSUANT TO THE PROVISIONS OF SECTION 6 TO REGISTER THE ANTI-DILUTION SHARES. IN NO EVENT SHALL THE COMPANY ISSUE ANTI-DILUTION SHARES TO A PURCHASER UNDER SECTION 5.3 IF SUCH ISSUANCE SHALL RESULT IN THE PURCHASERS ACQUIRING, OR OBTAINING THE RIGHT TO ACQUIRE, IN EXCESS OF 19.999% OF THE OUTSTANDING SHARES OF COMMON STOCK OR VOTING POWER OF THE COMPANY ON A POST-TRANSACTION BASIS THAT ASSUMES THAT THE CLOSING OF THE ADDITIONAL SHARES SHALL HAVE OCCURRED.

Notwithstanding anything to the contrary contained herein, the number of additional shares of Common Stock that may be issued to a Purchaser pursuant to this Section 5.3 shall not at any one time exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Purchaser (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrants) that have limitations on such Purchaser’s right to convert, exercise or purchase similar to the limitation set forth herein (the “Excluded Shares”)), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of ownership of Excluded Shares) by persons whose beneficial ownership of Common Stock would be aggregated with the beneficial ownership of such Purchaser for purposes of determining whether a group exists or for purposes of determining such Purchaser’s beneficial ownership, in either such case for purposes of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, would result in beneficial ownership by such Purchaser or such group of more than 9.9% of the shares of the Company's Common Stock (the “Restricted Ownership Percentage”), computed in accordance with Regulation 13D-G. Such Purchaser shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder from 10%. If such Purchaser would otherwise be unable by reason of the Restricted Ownership Percentage to acquire the full amount of securities which such Purchaser would otherwise be entitled to acquire in a particular transaction pursuant to this Section 5.3 then such Purchaser’s right to acquire such securities shall be deferred and if thereafter, at any time or form time to time such Purchaser could acquire all or any part of such securities without exceeding its Restricted Ownership Percentage, then the Purchaser shall be entitled to acquire such securities at such time or from time to time. Such Purchaser will provide notice to the Company when it becomes able to acquire all or any part of such securities and the Company shall issue such Purchaser such securities on the date that is three business days after such Purchaser gives such notice.

5.4          Confidential Information. Each Purchaser covenants that it will maintain in confidence the receipt and content of any Suspension Notice (as defined herein) under Section 6.2 until such information (a) becomes generally publicly available other than through a violation of this provision by the Purchaser or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 5.4(b), the Purchaser will give the Company at least 15 days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and the Purchaser will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to ensure that confidential treatment will be accorded any non-public information so furnished; provided, further, that notwithstanding each Purchaser’s agreement to keep such information confidential, the Purchasers make no such acknowledgement that any such information is material, non-public information.

6.	Registration Rights.
6.1	Registration Procedures and Expenses.

(a)          The Company shall prepare and file with the SEC, as promptly as reasonably practicable following Closing, but in no event later than 120 days following Closing, a registration statement on Form SB-2 or Form S-3 (or any successor to Form SB-2 or Form S-3), covering the resale of Shares and Conversion Shares (as defined under the August 2006 Investor Rights Agreement) allocated on a pro rata basis among the Purchasers and the August 2006 Bridge Investors based on the number of Shares and Conversion Shares (as defined under the August 2006 Investor Rights Agreement) held by the Purchasers and the August 2006 Bridge Investors (on an as converted to Common Stock basis), which in no event will be equal to or greater than 50% of the Company’s outstanding Common Stock as reported in the Company’s Form 10-K for its fiscal year ended September 30, 2006 (such securities, the “Initial Registrable Securities” and such registration statement, the “Initial SB-2 Registration Statement”), and as soon as reasonably practicable thereafter but in no event later than 30 days following the filing of the Initial SB-2 Registration Statement (90 days in the event of a full review of the Initial SB-2 Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to the Initial Registrable Securities held by the Purchasers and the August 2006 Bridge Investors. For purposes of clarification, the Purchasers and August 2006 Bridge Investors acknowledge that the May Bridge Registrable Securities may also be registered by the Company on the Initial SB-2 Registration Statement. For purposes of this Agreement, the term “Registrable Securities” shall mean (i) the Warrants; (ii) the Shares and Warrant Shares; (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Shares or Warrant Shares; (iv) the Conversion Shares (as defined under the August 2006 Investor Rights Agreement) that are not held by affiliates of the Company; (v) the Warrant Shares (as defined under the August 2006 Investor Rights Agreement) that are not held by affiliates of the Company; and (vi) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (iv) and (v) that are not held by affiliates of the Company. In the event that Form SB-2 or Form S-3 (or any successor form) is or becomes unavailable to register the resale of the Initial Registrable Securities at any time prior to the expiration of the Purchasers’ registration rights pursuant to Section 6.6, the Company shall prepare and file with the SEC, as promptly as reasonably practicable following the Closing but in no event later than 120 days following Closing, a registration statement on Form S-1 (or any successor to Form S-1), covering the resale of the Registrable Securities (the “Initial S-1 Registration Statement” and collectively the Initial SB-2 Registration Statement, the “Initial Registration Statement”) and as soon as reasonably practicable thereafter but in no event later than 30 days following the filing of the Initial S-1 Registration Statement (90 days in the event of a full review of the Initial S-1 Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by such Purchasers and August 2006 Bridge Investors. If the Initial Registration Statement has not been declared effective by the SEC on or before the date that (a) is 60 days after the filing date of the Initial Registration Statement, or 90 days after the filing of the Initial Registration Statement in the event of a full review of the Initial Registration Statement by the SEC (the “Initial Required Effective Date”), the Company shall pay to the Purchasers and August 2006 Bridge Investors as partial liquidated damages for such delay (together, the “Initial Late Registration Payments”) equal to 1% of the purchase price paid for the Registrable Securities then owned by the Purchasers and August 2006 Bridge Investors until the Initial Registration Statement is declared effective by the SEC; provided, that in no event will the Initial Late Registration Payments exceed 9% of the purchase price for the Initial Registrable Securities and any liquidated damages period shall be tolled for any delays caused by the failure of holders of Registrable Securities to timely furnish to the Company complete and accurate information regarding itself and the Registrable Securities held by it. Initial Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Purchasers and August 2006 Bridge Investors by wire transfer or check within ten business days after the earlier of (i) the end of each 30 day period following the Initial Required Effective Date or (ii) the effective date of the Initial Registration Statement. If the Company fails to pay any liquidated damages pursuant to this section in full within ten business days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers and August 2006 Bridge Investors, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. “Business day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.

(b)          If all of the outstanding Registrable Securities are not registered on the Initial Registration Statement or on any subsequent registration statement (the “Remaining Registrable Securities”), the Company shall file a registration statement under the Securities Act covering the registration of the Remaining Registrable Securities on Form SB-2 or Form S-3 (or any successor to Form SB-2 or Form S-3), covering the Remaining Registrable Securities not included in the Initial Registration Statement (the “Remaining SB-2 Registration Statement”) within the later of (i) 30 days following the effective date of the Initial Registration Statement, or (ii) the date the Company is advised by the SEC that it may file the Remaining SB-2 Registration Statement without objection by the staff of the SEC, and as soon as reasonably practicable thereafter but in no event later than 30 days following the filing of the Remaining SB-2 Registration Statement (90 days in the event of a full review of the Remaining SB-2 Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by the Purchasers and August 2006 Bridge Investors. In the event that Form SB-2 or Form S-3 (or any successor form) is or becomes unavailable to register the resale of the Remaining Registrable Securities at any time prior to the expiration of the Purchasers’ or and August 2006 Bridge Investors’ registration rights pursuant to Section 6.6, the Company shall prepare and file with the SEC, as promptly as reasonably practicable following the Closing but in no event later than 30 days following the date of the request, a registration statement on Form S-1 (or any successor to Form S-1), covering the resale of the Remaining Registrable Securities (the “Remaining S-1 Registration Statement” and collectively the Initial SB-2 Registration Statement and the Remaining SB-2 Registration Statement, the “Registration Statements”) and as soon as reasonably practicable thereafter but in no event later than 60 days following the filing of the Remaining S-1 Registration Statement (90 days in the event of a full review of the Remaining S-1 Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by such Purchasers and August 2006 Bridge Investors. If the Remaining Registration Statement has not been declared effective by the SEC on or before the date that is 60 days after the filing date of the Remaining Registration Statement, or 90 days after the filing of the Remaining Registration Statement in the event of a full review of the remaining Registration Statement by the SEC (the “Remaining Required Effective Date”), the Company shall pay to the Purchasers and August 2006 Bridge Investors as partial liquidated for such delay (together, the “Remaining Late Registration Payments”) equal to 1% of the purchase price paid for the Remaining Registrable Securities then owned by the Purchasers and August 2006 Bridge Investors until the Remaining Registration Statement is declared effective by the SEC; provided, that in no event will the Remaining Late Registration Payments exceed 9% of the purchase price for the Remaining Registrable Securities and any liquidated damages period shall be tolled for any delays caused by the failure of holders of Registrable Securities to timely furnish to the Company complete and accurate information regarding itself and the Registrable Securities held by it. Remaining Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Purchasers and August 2006 Bridge Investors by wire transfer or check within ten business days after the earlier of (i) the end of each 30 day period following the Remaining Required Effective Date or (ii) the effective date of the Remaining Registration Statement. If the Company fails to pay any liquidated damages pursuant to this section in full within ten business days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers and August 2006 Bridge Investors, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(c)	The Company shall use its best efforts:

(i)           to prepare and file with the SEC such amendments and supplements to the Registration Statements and the Prospectus used in connection therewith as may be necessary or advisable to keep the Registration Statements current and effective for the Shares, Warrant Shares, Conversion Shares (as defined in the August 2006 Investor Rights Agreement) that are not held by affiliates of the Company and Warrant Shares (as defined in the August 2006 Investor Rights Agreement) that are not held by affiliates of the Company (collectively, “Common Shares”) held by a Purchaser for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which all Common Shares may be sold pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (iii) such time as all Common Shares have been sold pursuant to a registration statement or Rule 144. At such time the Company is no longer required to keep the Registration Statements current and effective for the Common Shares held by a Purchaser or and August

2006 Bridge Investor (the “Registration Statements Termination Date”), that Purchaser or and August 2006 Bridge Investor will no longer accrue any additional liquidated damages payments pursuant to Sections 6.1(a), 6.1(b) or 6.2(c); however, the Company shall still be obligated to make all payments under Sections 6.1(a), 6.1(b) or 6.2(c) that were not made prior to the Registration Statements Termination Date for that Purchaser or and August 2006 Bridge Investor. The Company shall notify each Purchaser and August 2006 Bridge Investor promptly upon the Registration Statements and each post-effective amendment thereto, being declared effective by the SEC and advise each Purchaser and August 2006 Bridge Investor that the form of Prospectus contained in such Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) that meets the requirements of Section 10(a) of the Securities Act;

(ii)          furnish to the Purchaser and August 2006 Bridge Investor with respect to the Common Shares registered under the Registration Statements such number of copies of the Registration Statements and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Common Shares by the Purchaser and August 2006 Bridge Investor;

(iii)	make any necessary blue sky filings;

(iv)         pay the expenses incurred by the Company and the Purchaser and August 2006 Bridge Investor in complying with Section 6, including, all registration and filing fees, NASD fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Purchaser or August 2006 Bridge Investor and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchasers and August 2006 Bridge Investors);

(v)          advise the Purchasers and August 2006 Bridge Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statements or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(vi)         with a view to making available to the Purchaser and August 2006 Bridge Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser and August 2006 Bridge Investor to sell Common Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Common Shares qualify to be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Common Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser or August 2006 Bridge Investor upon request, as long as the Purchaser or August 2006 Bridge Investor owns any Common Shares, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser or August 2006 Bridge Investor of any rule or regulation of the SEC that permits the selling of any such Common Shares without registration.

The Company understands that the Purchasers and August 2006 Bridge Investors disclaim being an underwriter, but acknowledges that a determination by the SEC that a Purchaser or August 2006 Bridge Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

6.2	Transfer of Shares After Registration; Suspension.

(a)          Except in the event that Section 6.2(b) applies, the Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statements or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statements will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Common Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchasers and August 2006 Bridge Investors copies of any documents filed pursuant to Section 6.2(a)(i); and (iii) upon request, inform each Purchaser and August 2006 Bridge Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statements which has not yet been declared effective, the Company will notify the Purchaser or August 2006 Bridge Investor to that effect, will use its commercially reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser or August 2006 Bridge Investor pursuant to Section 6.2(b)(i) when the amendment has become effective).

(b)          Subject to Section 6.2(c), in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statements for amendments or supplements to the Registration Statements or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statements or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statements or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statements, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchasers (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers and August 2006 Bridge Investors will refrain from selling any Common Shares pursuant to the Registration Statements (a “Suspension”) until the Purchasers and August 2006 Bridge Investors are advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Purchasers and August 2006 Bridge Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company, the Purchasers and August 2006 Bridge Investors, the Company, the Purchasers and the August 2006 Bridge Investors shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 6.2(b).

(c)           Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable best efforts to ensure that (i) a Suspension shall not exceed 30 days individually, (ii) Suspensions covering no more than 45 days, in the aggregate, shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least 30 days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Purchaser and August 2006 Bridge Investor an amount equal to 1% of the purchase price paid for the securities purchased by the Purchaser or August 2006 Bridge Investor and not previously sold by the Purchaser or August 2006 Bridge Investor, with such payments to be prorated on a daily basis during each 30 day period and paid to the Purchaser and August 2006 Bridge Investor by wire transfer or check within five business days after the end of each 30 day period following. In no event will these payments exceed 9% of the purchase price for such securities

(d)          If a Suspension is not then in effect, the Purchasers and August 2006 Bridge Investors may sell Common Shares under the Registration Statements, provided that they comply with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to a Purchaser or August 2006 Bridge Investor and to any other parties reasonably requiring such Prospectuses.

(e)           The Company agrees that it shall, immediately prior to the Registration Statements being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time a Registration Statement is effective, the transfer agent may issue, in connection with the sale of the Common Shares covered by the effective Registration Statement, certificates representing such Common Shares without restrictive legend, provided such Common Shares are to be sold pursuant to the prospectus contained in the effective Registration Statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Purchasers and August 2006 Bridge Investors, that no further opinion of counsel is required at the time of transfer in order to issue such Common Shares without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Common Shares from the Purchasers or August 2006 Bridge Investors, if no Suspension is in effect at the time of sale, and (a) the sale of such Common Shares is registered under a Registration Statement (including registration pursuant to Rule 415 under the Securities Act); (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Shares may be made without registration under the Securities Act; or (c) such Common Shares are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall remove the restrictive legend from any Common Shares held by the Purchasers or August 2006 Bridge Investors following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

6.3	Indemnification. For the purpose of this Section 6.3:

(a)          the term “Selling Shareholder” shall mean a Purchaser or August 2006 Bridge Investor, its executive officers and directors and each person, if any, who controls that Purchaser or August 2006 Bridge Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b)          the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statements (or deemed to be a part thereof) referred to in Section 6.1; and

(c)           the term “untrue statement” shall mean any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement or the failure of such Selling Shareholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

(e)           Each Purchaser and August 2006 Bridge Investor severally (as to itself), and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by that Purchaser or August 2006 Bridge Investor to comply with the covenants and agreements contained herein or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of that Purchaser or August 2006 Bridge Investor specifically for use in preparation of the Registration Statement, and that Purchaser or August 2006 Bridge Investor will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Purchaser or August 2006 Bridge Investor from the sale of the Common Shares pursuant to the Registration Statement.

(f)            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(g)           If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the liable Purchaser or August 2006 Bridge Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the liable Purchaser or August 2006 Bridge Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchasers and August 2006 Bridge Investors agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Purchasers and August 2006 Bridge Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), no Purchasers or August 2006 Bridge Investors shall be required to contribute any amount in excess of the amount by which the net amount received by that Purchaser or August 2006 Bridge Investor from the sale of the Common Shares to which such loss relates exceeds the amount of any damages which that Purchaser or August 2006 Bridge Investor has otherwise been required to pay to the Company by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ and August 2006 Bridge Investors’ obligations in this subsection to contribute are several in proportion to their sales of Common Shares to which such loss relates and not joint.

(h)           The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

(i)            The obligations of the Company and of the Purchasers and August 2006 Bridge Investors under this Section 6.3 shall survive completion of any offering of Registrable Securities in such Registration Statement for a period of two years from the effective date of the Registration Statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

6.4                        Termination of Conditions and Obligations. The conditions precedent imposed by Section 3 or this Section 6 upon the transferability of the Common Shares shall cease and terminate as to any particular number of the Common Shares when such Common Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Common Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act. The Company shall request an opinion of counsel promptly upon receipt of a request therefor from Purchaser or August 2006 Bridge Investor.

6.5                        Information Available. So long as Registration Statements are effective covering the resale of Common Shares owned by a Purchaser or August 2006 Bridge Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system) to each Purchaser and August 2006 Bridge Investor:

(a)          as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)          upon the request of the Purchaser or August 2006 Bridge Investor, all exhibits excluded by the parenthetical to Section 6.5(a)(ii) as filed with the SEC and all other information that is made available to shareholders; and

(c)           upon the reasonable request of the Purchaser or August 2006 Bridge Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of a Purchaser or August 2006 Bridge Investor, will meet with each Purchaser or August 2006 Bridge Investor or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statements covering the Common Shares and will otherwise reasonably cooperate with the Purchasers and August 2006 Bridge Investors conducting an investigation for the purpose of reducing or eliminating the Purchasers’ and August 2006 Bridge Investors’ exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with a Purchaser or August 2006 Bridge Investor until and unless that

Purchaser or August 2006 Bridge Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.6                        Public Statements; Limitation on Information. The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within one business day after it specifies the Closing Date in accordance with Section 1.3. Such Current Report on Form 8-K shall include a form of this Agreement (and all exhibits and schedules thereto) as an exhibit thereto. The Company will not issue any public statement, press release or any other public disclosure listing a Purchaser or August 2006 Bridge Investor as one of the purchasers of the Common Shares without that Purchaser’s or August 2006 Bridge Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed. The Company shall not provide, and shall cause each of its subsidiaries and the respective officers, directors, employees and agents of the Company and each of its subsidiaries not to provide, the Purchasers with any material nonpublic information regarding the Company or any subsidiary from and after the date the Company files, or is required by this Section to file, the Current Report on Form 8-K with the SEC without the prior express written consent of the Purchaser.

6.7                        Limits on Additional Issuances. The Company will not, for a period of six months following the Closing Date offer for sale or sell any securities unless, in the opinion of the Company’s counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering. Except for the issuance of stock options under the Company’s stock option plans, the issuance of common stock upon exercise of outstanding options and warrants, the issuance of convertible notes and common stock purchase warrants pursuant to that certain Convertible Note and Warrant Purchase Agreement dated August 22, 2006 by and among the Company and the purchasers named therein, the issuance of convertible notes and common stock purchase warrants pursuant to that certain Convertible Note and Warrant Purchase Agreement dated May 30, 2006 by and among the Company and the purchasers named therein, and the offering contemplated hereby, the Company has not engaged in any offering of equity securities during the six months prior to the date of this Agreement. The foregoing provisions shall not prevent the Company from filing a “shelf” registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

6.8                        Form D and State Securities Filings. The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D under the Securities Act, no later than 15 days after the Closing Date. The Company will promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the sale of Securities.

6.9          Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned by a Purchaser or August 2006 Bridge Investor to a party that acquires, other than pursuant to the Registration Statements or Rule 144, any of (i) the Shares and Warrant Shares originally issued or issuable to such Purchaser pursuant to this Agreement and the Warrants (or any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such Shares or Warrant Shares), (ii) the Shares and Warrant Shares (as defined in the August 2006 Investor Rights Agreement) originally issued or issuable to such August 2006 Bridge Investor pursuant to that certain Convertible Note and Warrant Purchase Agreement dated May 30, 2006 by and among the Company and the purchasers named therein and the Warrants (as defined in the August 2006 Investor Rights Agreement) (or any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such Shares or Warrant Shares (as defined in the August 2006 Bridge Agreement) or (iii) to any affiliate of a Purchaser that acquires any Registrable Securities. Any such permitted assignee shall have all the rights of such Purchaser under this Section 6 with respect to the Registrable Securities transferred.

6.10       Selling Shareholder Questionnaire. Each Purchaser and August 2006 Bridge Investor agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Exhibit D (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Purchaser or August 2006 Bridge Investor in a Registration Statement and shall not be required to pay any liquidated or other damages hereunder to any such Purchaser or August 2006 Bridge Investor who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least three business days prior to the filing of the Registration Statement.

7.	Miscellaneous.

7.1         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to the choice of law provisions thereof, and the federal laws of the United States.

7.2         Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

7.3         Entire Agreement. This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.4         Severability. In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5         Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and each Purchaser. Except as otherwise provided herein, but notwithstanding the preceding sentence, Section 6 of this Agreement may be only amended and the observance of Section 6 may only be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and each Purchaser and August 2006 Bridge Investor that is not an affiliate of the Company. Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any holder of any Securities purchased under this Agreement (including securities into which such Securities have been converted), each holder of securities issued pursuant to that certain Convertible Note and Warrant Purchase Agreement dated May 30, 2006 by and among the Company and the purchasers named therein (including securities into which such securities have been converted) and each future holder of all such securities, and the Company.

7.6         Fees and Expenses. Except as otherwise set forth herein, the Company, the Purchasers and the August 2006 Bridge Investors shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby. Each party hereby agrees to indemnify and to hold harmless of and from any liability the other party for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

7.7         Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

if to the Company, to:

PhotoWorks, Inc.

71 Columbia Street, Suite 200

Seattle, Washington 98104

Attention: President

Facsimile: (206) 284-5357

with a copy to:

Heller Ehrman LLP

701 Fifth Avenue

Seattle, Washington 98104-7098

Attention: David R. Wilson

Facsimile: (206) 447-0849

if to the Purchaser or August 2006 Bridge Investor, at its address on the signature page to this Agreement.

7.8         Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company, the Purchasers and the August 2006 Bridge Investors herein shall survive the execution of this Agreement, the delivery to the Purchasers of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.9         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.10      Independent Nature of Purchasers’ and August 2006 Bridge Investors’ Obligations and Rights. The obligations of each Purchaser and August 2006 Bridge Investor under this Agreement are several and not joint with the obligations of any other Purchaser or August 2006 Bridge Investor, and no Purchaser or August 2006 Bridge Investor shall be responsible in any way for the performance of the obligations of any other Purchaser or August 2006 Bridge Investor under this Agreement. Nothing contained herein, and no action taken by any Purchaser or August 2006 Bridge Investor pursuant hereto, shall be deemed to constitute the Purchasers and August 2006 Bridge Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers and August 2006 Bridge Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company hereby confirms that it understands and agrees that the Purchasers and August 2006 Bridge Investors are not acting as part of any such group. Each Purchaser and August 2006 Bridge Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser and August 2006 Bridge Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser or August 2006 Bridge Investor to be joined as an additional party in any proceeding for such purpose.

In witness whereof, the foregoing Common Stock and Warrant Purchase Agreement is hereby executed as of the date first above written.

PHOTOWORKS, INC.
a Washington corporation

By:

Name:

Title:

                In witness whereof, the foregoing Common Stock and Warrant Purchase Agreement is hereby executed as of the date first above written.

Name of Investor

By:

Name:

Title:

Investment Amount:

Tax Identification No.:

State of Organization:

State of Principal Place of Operations:

Address for Notice:

Attention:

Telephone:

Facsimile:

Delivery Instructions (if different from above):

Attention:

Telephone:

Facsimile:

                In witness whereof, the foregoing Common Stock and Warrant Purchase Agreement is hereby executed as of the date first above written.

Name of August 2006 Bridge Investor

By:

Name:

Title:

Address for Notice:

Attention:

Telephone:

Facsimile:

EXHIBIT A

SCHEDULE OF PURCHASERS

EXHIBIT B

FORM OF WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

PHOTOWORKS, INC.

WARRANT

Warrant No. [___]	Original Issue Date:
October [__], 2006

PHOTOWORKS, INC. a Washington corporation (the “Company”), hereby certifies that, for value received, [______________________] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [____________] shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time and from time to time from and after the Original Issue Date and through and including October [__], 2011 (the “Expiration Date”), and subject to the following terms and conditions:

1. Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1. Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

“Closing Price” means, for any date of determination, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on such market; (ii) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (iii) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by the Company.

“Common Stock” means the common stock of the Company, par value $.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means $.50, subject to adjustment in accordance with Section 9.

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant or its predecessor instrument.

“Purchase Agreement” means the Common Stock and Warrant Purchase Agreement, dated October 5, 2006, to which the Company and the original Holder are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in clauses (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.	Exercise and Duration of Warrants.

(a)This Warrant shall be exercisable by the registered Holder in whole at any time or in part from time to time on or after the date hereof through and including the Expiration Date. At 5:30 p.m., Central time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem any portion of this Warrant without the prior written consent of the affected Holder.

(b)Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.  By written notice to the Company, the Holder may waive the provisions of this Section 4(b), but any such waiver will not be effective until the 61st day after delivery of such notice, nor will any such waiver effect any other Holder.

Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.  This restriction may not be waived.

5.	Delivery of Warrant Shares.

(a)To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant are being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this

Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

(c)If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(d)The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6.  Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.  Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.  Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.  Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the product obtained by multiplying the Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)Fundamental Transaction. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (for purposes of this Section 9(b), the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 9(b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c)Price Antidilution. If within twelve months from the Original Issue Date the Company shall issue any (i) Common Stock or (ii) any securities of the Company or the subsidiary that would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents” and collectively “Additional Shares”), entitling any person or entity to acquire shares of Common Stock at an effective price per share less than the Exercise Price then in effect, the Exercise Price shall be amended to equal the then current Exercise Price x (A + B) ( (A + C). For purposes of the foregoing formula, the following definitions shall apply: (I) “A” means the number of shares of Common Stock outstanding and deemed outstanding immediately prior to such issue of Additional Shares (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of options and convertible securities as outstanding immediately prior to such issue); (II) “B” means the number of shares of Common Stock that would have been issued if such Additional Shares had been issued at a price per share equal to the then current Exercise Price (determined by dividing the aggregate consideration received by the Company in respect of such issue by the then current Exercise Price); and (III) “C” means the number of such Additional Shares issued in such transaction.

The sale of Common Stock Equivalents shall be deemed to have occurred at the time of the issuance of the Common Stock Equivalents and the purchase price covered thereby shall also include the actual exercise or conversion price thereof at the time of the issuance, with further adjustments for changes at conversion or exercise (in addition to the consideration per share of Common Stock underlying the Common Stock Equivalents received by the Company upon such sale or issuance of the Common Stock Equivalents).  If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the board of directors of the Company. Notwithstanding anything to the contrary herein, this section shall not apply to an Exempt Issuance (as defined in the Purchase Agreement).

In the event of any adjustment under this Section 9(c), the Company shall promptly amend the Registration Statements or file a new Registration Statement pursuant to the provisions of Section 6 of the Purchase Agreement to register the additional Warrant Shares issuable upon exercise of this Warrant.

(d)Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

10.Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)	Cash Exercise. The Holder may deliver immediately available funds; or

(b)Cashless Exercise. If an Exercise Notice is delivered during the period beginning one year after the Original Issue Date and a registration statement permitting the Holder to resell the Warrant Shares is not then effective or the prospectus forming a part thereof is not then available to the Holder for the resale of the Warrant Shares, then the Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the closing prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11.No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Closing Price of one Warrant Share on the date of exercise.

12.Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective if provided pursuant to the Purchase Agreement. In case any time: (1) the Company shall declare any cash dividend on its capital stock; (2) the Company shall pay any dividend payable in stock upon its capital stock or make any distribution to the holders of its capital stock; (3) the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give prompt written notice to the Holder. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

13.Registration Rights. The Holder shall be entitled to the registration rights set forth in Section 6 of the Purchase Agreement.

14.	Miscellaneous.

(a)This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to the principles of conflicts of law thereof.

(c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares

(f) In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

[Remainder of page intentionally left blank, signature page follows]

In witness whereof, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

PHOTOWORKS, INC.
a Washington corporation

By:
Name:
Its:

EXERCISE NOTICE

The undersigned Holder hereby irrevocably elects to purchase                      shares of Common Stock pursuant to the attached Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The undersigned Holder hereby exercises its right to purchase                      Warrant Shares pursuant to the Warrant, and, if such Holder is not utilizing the cashless exercise provisions set forth in the Warrant, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant. Pursuant to this Exercise Notice, the Company shall deliver to the holder                      Warrant Shares in accordance with the terms of the Warrant.

Dated ______________ __, _____	Name of Holder:

(Print)

____________________________________

By:_________________________________
Its:_________________________________

(Signature must conform in all respects to        name of holder as specified on the face of the Warrant)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              the right represented by the attached Warrant to purchase                  shares of Common Stock to which such Warrant relates and appoints                              attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: __________ __, _______

________________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

__________________________________________
__________________________________________
__________________________________________

Attest:

__________________________________

EXHIBIT C

FORM OF OPINION OF COMPANY COUNSEL

[Capitalized terms shall have the meanings ascribed thereto in the Common Stock and Warrant Purchase Agreement]

1.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. Each subsidiary of the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

2.    The Company and each subsidiary has all necessary corporate power and authority to (i) execute and deliver, and to perform its obligations under the Agreement and (ii) conduct its business as it is, to our knowledge, currently conducted and described in the Company SEC Documents, and own, lease and license it properties and assets.

3.    The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except where the failure to be so qualified and in good standing would not result in a Material Adverse Effect.

4.    The execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby including the issuance of the Securities and the Warrant Shares, have been duly authorized by all necessary corporate action of the Company.

5.    The Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

6.    Except for filings, authorizations or approvals contemplated by the Agreement, no authorizations or approvals of, and no filings with, any governmental or administrative agency, regulatory authority, stock market or trading facility are necessary or required by the Company for the execution and delivery of the Agreement or the consummation of the transactions contemplated thereby.

7.    Neither the execution and delivery of the Agreement by the Company, nor the consummation or performance by the Company of any of the transactions contemplated by the Agreement (including the issuance of the Securities and the Warrant Shares) (i) contravene, conflict with or result in a violation of any provisions of the Company’s articles of incorporation or bylaws; (ii) constitute a violation of any U.S. federal or state law, rule or regulation applicable to the Company; (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company; or (iv) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreement to which the Company is a party (including those described or included in the Company SEC Documents).

8.    The authorized capital stock of the Company on the date hereof, without giving effect to the transactions contemplated by the Agreement to occur at the Closing consists of (i) 101,250,000 shares of Common Stock, of which (A) 19,794,672 shares are issued and outstanding as of the date hereof, and (B) [_________] shares of Common Stock are reserved for issuance upon the exercise of outstanding warrants, 4,495,100 shares of Common Stock are reserved for issuance upon the exercise of awards granted under the Company’s Incentive Plans, 2,893,500 of which are outstanding as of the date hereof, and [___________] shares of Common Stock are reserved for issuance upon the conversion of outstanding convertible notes; and (ii) 2,000,000 shares of preferred stock, (A) 105,000 of which, as of the date hereof, have been designated Series RP Preferred Stock, none of which are outstanding and

[________] of which, as of the date hereof, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities, (B) 15,000 of which, as of the date hereof, have been designated as Series A Preferred Stock, none of which are outstanding and [________] of which, as of the date hereof, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities, and (C) 36,830 of which, as of the date hereof, have been designated as Series B Preferred Stock, none of which are outstanding and [________] of which, as of the date hereof, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. All issued and outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and nonassessable. The form of certificates for the Shares and the Warrant Shares conforms to the requirements of the Washington Business Corporation Act.

9.    To our knowledge, except as provided or disclosed in the Agreement on in the Company SEC Documents, no person or entity is entitled to any preemptive, right of first refusal, contractual or similar rights with respect to the issuance of the Securities or the Warrant Shares.

10. The Shares and the Warrant Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and the Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement and the Warrant Shares issuable upon exercise of the Warrants, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable.

11. Assuming the accuracy of the representations and warranties of each of the Purchasers set forth in Section 3 of the Agreement, the offer, issuance and sale of the Shares at the Closing pursuant to the Agreement are, and the issuance of the Warrant Shares issuable upon exercise of the Warrants will be, exempt from the registration requirements of the Securities Act and the securities or “blue sky” laws of any state.

12. We are not aware of any actions, suits, arbitrations, claims, proceedings or investigations pending or threatened against the Company or any of its subsidiaries or any of their respective operations, businesses, properties or assets by or before any court, arbitrator or government or regulatory commission, board, body, authority or agency that challenges the validity of any actions take or to be taken by the Company pursuant to the Purchase Agreement or the transaction contemplated thereby.

13. To our knowledge, except as set forth in the Purchase Agreement, no holders of the Company’s securities have rights to the registration of shares of Common Stock or other securities of the Company because of the filing of the Registration Statement or the Offering, except as set forth in the Company SEC Documents.

EXHIBIT D

SELLING SHAREHOLDER QUESTIONNAIRE

PHOTOWORKS, INC.

Questionnaire for Selling Shareholder

This questionnaire is necessary to obtain information to be used by PhotoWorks, Inc. (the “Company”) to complete a Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company Common Stock currently outstanding and/or of certain shares of Company Common Stock to be issued upon exercise of currently outstanding warrants to purchase Company Common Stock. Please complete and return this questionnaire to Heller Ehrman LLP, the Company’s legal counsel, to the attention of David R. Wilson either by mail to Heller Ehrman LLP, 701 Fifth Avenue, Suite 6100, Seattle, WA 98104-7098 or by fax to (206) 447-0849. Please return the questionnaire by [Day], [Month Day], 2006 or sooner, if possible. Call David R. Wilson at (206) 447-389-4264 with questions.

FAILURE TO RETURN THE QUESTIONNAIRE MAY RESULT IN THE EXCLUSION OF YOUR NAME AND SHARES FROM THE REGISTRATION STATEMENT.

Please answer all questions. If the answer to any question is “None” or “Not Applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.	Please correct your name and/or address if not correct below

Name:

Address:

_________________

*See Appendix A for definitions	Page D-1

2.

Please state the total number of currently outstanding shares of Company Common Stock that you beneficially own* and the form of ownership and the date that you acquired such stock. Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list options and warrants. See Question #3).

3.

Please list any outstanding options and warrants to purchase Company Common Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant.

Number of Shares Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.	Please list the number of shares of Common Stock listed under Question #2 above that you wish to include in the Registration Statement.

_________________

*See Appendix A for definitions	Page D-2

5.	Please list the number of shares of Common Stock underlying warrants listed under Question #3 above that, upon exercise of such warrants, you wish to include in the Registration Statement.

6.	If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

7.

If you are an entity, please identify the natural person(s) who exercise sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3.

8.

Please advise whether you are a registered broker-dealer or an affiliate* thereof. If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3.

9.	List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*.

_________________

*See Appendix A for definitions	Page D-3

10.

If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

11.

With respect to the shares that you wish to include in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

12.

Please review Appendix B “Plan of Distribution.” Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock. By signing below you agree to distribute your shares of the Company’s Common Stock as described in Appendix B and this Item 13 and to notify the Company of any plan to distribute the Company’s Common Stock that is not described in Appendix B or herein under Item 13.

The undersigned, a Selling Shareholder of the Company, hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement. The undersigned will notify Amy Hancock, at the address specified above, in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above. Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated: ___________ __, 20___

By:

Name:

Its:

_________________

*See Appendix A for definitions	Page D-4

APPENDIX A

TO EXHIBIT D

CERTAIN TERMS USED IN QUESTIONNAIRE

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise. A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

*	Page D-5

APPENDIX B

TO EXHIBIT D

PLAN OF DISTRIBUTION

We are registering for resale by the selling shareholders and certain transferees a total of _________ shares of Common Stock, of which _______ shares are issued and outstanding and up to ______shares are issuable upon exercise of warrants. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of common stock, although we may receive up to $_____ upon the exercise of all of the warrants by the selling shareholders. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock. If the shares of Common Stock are sold through broker-dealers or agents, the selling shareholder will be responsible for any compensation to such broker-dealers or agents.

The selling shareholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to tie pursuant to this prospectus.

The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders will sell their shares of Common Stock subject to the following:
•

all of a portion of the shares of Common Stock beneficially owned by the selling shareholders or their perspective pledgees, donees, transferees or successors in interest, may be sold on the OTC Bulletin Board Market, any national securities exchange or quotation service on which the shares of our Common Stock may be listed or quoted at the time of sale, in the over-the counter market, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions;

•	each sale may be made at market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;
•

some or all of the shares of Common Stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions. The selling shareholders may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock to close out short positions or loan or pledge shares of Common Stock to broker-dealers or agents that in turn may sell such shares; and

•

in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling shareholders and may receive commissions from the purchasers of the shares of Common Stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved). Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of Common Stock from or through such broker-dealer or agent. We have been advised that, as of the date hereof, none of the selling shareholders have made any arrangements with any broker-dealer or agent for the sale of their shares of common stock.

The selling shareholder and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling shareholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of Common Stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. A selling shareholder may also transfer, devise or gift the shares of Common Stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling shareholder under this prospectus.

If required at the time a particular offering of the shares of Common Stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-deals or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will bear all expenses of the registration of the shares of Common Stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling shareholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling shareholders, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling shareholder will be entitled to contribution. We will be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling shareholders for use in this prospectus, in accordance with the related securities purchase agreement or will be entitled to contribution. Once sold under this shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

*	Page D-6